                                                                  Exhibit (8)(e)

                                                               September 7, 2012

AllianceBernstein Investments, Inc. (f/k/a Alliance Fund Distributors, Inc.) AllianceBernstein L.P. (f/k/a Alliance Capital Management L.P. )
AllianceBerstein Investor Services, Inc. (f/k/a Alliance Global Investor Services, Inc.)
AllianceBernstein Variable Products Series Fund
1345 Avenue of the Americas
New York, New York 10105
Attn: General Counsel

Re:  (1)  Participation  Agreement  among  SunAmerica  Annuity  and  Life
          Assurance Company (formerly AIG SunAmerica Life Assurance Company and Anchor National Life Insurance Company)("SAAL"), SunAmerica Capital Services, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc.("AFD"), dated as of June 1, 2002;

     (2) Participation Agreement among American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), American General Equity Services Corporation ("AGESC") (formerly AIG Equity Sales Corp.), Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated May 1, 1999 ("AGL of Delaware Agreement");

     (3) Participation Agreement among AGL of Delaware, AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.) and Alliance Fund Distributors, Inc. dated May 1, 1995 (also referred to as "AGL of Delaware Agreement");

     (4) Fund Participation Agreement among AGL of Delaware and Alliance Global Investor Services, Inc. dated February 22, 2002 (also referred to as "AGL of Delaware Agreement");

     (5) Administrative Services Agreement between SAAL and AFD, dated June 1, 2002;

     (6)  Agreement  between  AGL  of  Delaware and Alliance Capital Management,
          L.P.

     (7) Information Sharing Agreement between SAAL and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc., dated April 16, 2007;

     (8) Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and AllianceBernstein Investor Services, Inc. on behalf of the AllianceBernstein Variable Products Series Fund, Inc. dated April 16, 2007 (also referred to as "AGL of Delaware Agreement"). (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies").

Alliance  Fund  Distributors,  Inc.

September 7, 2012
Page 2 of 4

Dear Fund Partner:

     Effective December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the AGL of Delaware Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate. Also, AGESC replaced AIG Equity Sales Corp. ("AIG Equity"). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934. All references in the AGL of Delaware Agreements to AIG Equity are hereby placed with American General Equity Services Corporation or AGESC as appropriate.

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By: __________________________________
Alliance Fund Distributors, Inc.

September 7, 2012
Page 3 of 4

Name: Jana W. Greer
Title: President and Chief Executive Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title


AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title

Consented to, acknowledged and agreed:

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By: __________________________________
Name:
Title:

ALLIANCEBERNSTEIN L.P.

By: __________________________________
Name:
Title:

Alliance Fund Distributors, Inc.
September 7, 2012
Page 4 of 4

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC. ON BEHALF
OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By: __________________________________
Name:
Title:

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

By: __________________________________
Name:
Title:

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By: __________________________________
Name:
Title:

                                                                October 31, 2012

Dreyfus Stock Index Fund, Inc.
200 Park Avenue
New York, NY 10166

Re:  (1)  Fund  Participation  Agreement  between  American  General  Life
          Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware") and Dreyfus Stock Index Fund, Inc. (formerly, Dreyfus Life and Annuity Index Fund, Inc. [d/b/a Dreyfus Stock Index Fund]) dated as of May 1, 1995

     (2) Fund Participation Agreement between AGL of Delaware and Dreyfus Variable Investment Fund dated as of May 1, 1995

     (3) Supplemental Agreement between MBSC Securities Corporation (formerly, Dreyfus Service Corporation) and AGL of Delaware dated April 16, 2007 (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

     Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General, which company will assume the rights, duties and obligations of the Merged Company thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for the Merger

Dreyfus Stock Index Fund, Inc.
October 31, 2012
Page 2 of 3

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail, with signed originals to follow.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

Consented to, acknowledged and agreed:

MBSC SECURITIES CORPORATION

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

DREYFUS STOCK INDEX FUND, INC.

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

Dreyfus Stock Index Fund, Inc.
October 31, 2012
Page 3 of 3

DREYFUS VARIABLE INVESTMENT FUND

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

                                                               September 7, 2012

Fidelity Distributors Corporation
Variable Insurance Products Funds
82 Devonshire Street
Boston, Massachusetts 02109
Attention: Treasurer

Re:  (1)  Participation  Agreement  among  SunAmerica  Annuity  and  Life
          Assurance Company (formerly AIG SunAmerica Life Assurance Company)("SAAL"), Variable Insurance Products Funds and Fidelity Distributors Corporation ("FDC"), dated as of April 30, 2008, as amended;

     (2) Service Agreement between SAAL and Fidelity Investments Institutional Operations Company, Inc., dated as of April 30, 2012;

     (3) Rule 22c-2 Shareholder Information Agreement Related to Variable Insurance Products between SAAL and FDC, dated as of April 30, 2008;

     (4) Amended and Restated Participation Agreement between American General Life Insurance Company of Delaware ("AGL of Delaware"), Variable Insurance Products Funds and Fidelity Distributors Corporation dated April 27, 2012;

     (5) Sub-License Agreement between AGL of Delaware and Fidelity Distributors Corporation dated April 27, 2012;

     (6) Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation, an affiliate of AGL of Delaware, American General Life Insurance Company and The United States Life Insurance Company in the City of New York dated May 1, 2012; and

     (7) Rule 22c-2 Information Sharing and Restricted Trading Agreement between AGL of Delaware and Fidelity Distributors Corporation dated April 16, 2007. (each an "Agreement", and collectively, the "Agreements") (SAAL and AGL of Delaware collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

Fidelity Distributors Corporation
September 7, 2012
Page 2 of 3

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By: __________________________________
Name: Jana W. Greer
Title: President and Chief Executive Officer


AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

AMERICAN GENERAL EQUITY SERVICES CORPORATION

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

Fidelity Distributors Corporation
September 7, 2012
Page 3 of 3

Consented to, acknowledged and agreed:

FIDELITY DISTRIBUTORS CORPORATION

By: __________________________________
Name:
Title:

VARIABLE INSURANCE PRODUCTS FUNDS

By: __________________________________
Name:
Title:

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC.

By: __________________________________
Name:
Title:

                                                               September 7, 2012

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000
Houston Texas 77046
Attn:Melanie Ringold, Esq.

Re:  (1)  Participation  Agreement  by  and  among  Western  National  Life
          Insurance Company (f/k/a American General Annuity Insurance Company ("WNL") and AIM Variable Insurance Funds, Inc. (Invesco Variable Insurance Funds) ("Fund Partner") dated November 23, 1998, as amended;


     (2) Participation Agreement by and among SunAmerica Annuity and Life Assurance Company, on behalf of itself and its separate accounts
          (collectively "SAAL"), SunAmerica Capital Services, Inc., and Fund Partner dated May 28, 2010, as amended;

     (3) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and WNL dated November 23, 1998;

     (4) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and SAAL dated May 28, 2012;

     (5) AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 by and between WNL and Invesco Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) dated April 16, 2007

     (6) Distribution Services Agreement between SAAL and Invesco Distributors, Inc. dated May 28, 2010

     (7) Participation Agreement between American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) ("AGL of Delaware"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and American General Equity Services Corporation dated as of November 20, 1997;

     (8) Administrative Services Agreement between Invesco Advisers, Inc. (f/k/a A I M Advisors, Inc.) and AGL of Delaware dated September 1, 1998; (9) AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 by and between AGL of Delaware and Invesco Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) dated April 12, 2007 (each an "Agreement", and collectively, the "Agreements") (WNL, AGL of Delaware and SAAL collectively referred to hereinafter as the "Merged Companies")

Dear Fund Partner:

     As you may already be aware, the Merged Companies will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
September 7, 2012
Page 2 of 3

     Your companies and/or related trusts have agreements with each of the Merged Companies pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Companies for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if any of the Merged Companies were a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of each of the Merged Companies thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of each of the Merged Companies to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

WESTERN  NATIONAL  LIFE  INSURANCE  COMPANY

By: __________________________________
Name:
Title:

SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

By: __________________________________
Name: Jana W. Greer
Title: President and Chief Executive Officer

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
September 7, 2012
Page 3 of 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By: __________________________________
Name:
Title:

Consented to, acknowledged and agreed:

INVESCO DISTRIBUTORS, INC.

By: __________________________________
Name:  Peter S. Gallagher
Title:  President

AIM VARIABLE INSURANCE FUNDS, INC.         INVESCO INVESTMENT SERVICES, INC.
(INVESCO VARIABLE INSURANCE FUNDS)

By: __________________________________     By:__________________________________
Name: John M. Zerr                         Name: William J. Galvin
Title: Senior Vice President               Title: President

INVESCO ADVISERS, INC.

By: __________________________________
Name: John M. Zerr
Title:  Senior Vice President

                                                                 August 31, 2012

Van Eck VIP Trust
335 Madison Avenue, 19th Floor
New York NY 10017

Re:  (1)  Participation  Agreement  between American General Life Insurance
          Company  of  Delaware  (formerly  AIG Life Insurance Company) ("AGL of
          Delaware"),  Van  Eck  VIP Trust (formerly Van Eck Worldwide Insurance
          Trust)  and  Van  Eck  Securities  Corporation  dated  May  1,  1995

     (2) Letter Agreement dated February 5, 1998 between Van Eck VIP Trust, Van Eck Associates Corporation and AGL of Delaware

     (3) Rule 22c-2 Information Sharing and Restricted Trading Agreement between Van Eck Securities Corporation and AGL of Delaware dated April 16, 2007 (each an "Agreement", and collectively, the "Agreements") (AGL of Delaware referred to hereinafter as the "Merged Company")

Dear Fund Partner:

     Effective December 8, 2009, the Merged Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Any and all references in the Agreements to AIG Life Insurance Company shall be changed to American General Life Insurance Company of Delaware or AGL of Delaware, as appropriate.

     As you may already be aware, the Merged Company will be merging with and into American General Life Insurance Company ("American General"), the surviving company, effective January 1, 2013 (hereinafter referred to as the "Merger").

     Your companies and/or related trusts have agreements with the Merged Company pursuant to which a trust acted as an investment vehicle for separate accounts established by the Merged Company for variable universal life insurance policies and/or variable annuity contracts (the "Contracts").

     As a result of the Merger, if the Merged Company was a party to the Agreements, then all rights, duties and obligations arising under the Agreements would be effectively assumed by American General which company will assume the rights, duties and obligations of the Merged Company thereunder.

     To the extent applicable law and/or any of the Agreements require prior written consent for the assignment and continuation of the Agreements, please sign below indicating such consent to assign the rights, duties and obligations of the Merged Company to American General. To the extent applicable, your signature below is deemed consent to an effective date of January 1, 2013 for any of the Agreement(s) providing for the payment of fees pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, under the terms of such agreement(s). The foregoing shall not affect any existing obligation to pay such fees through December 31, 2012 or subsequent to the new effective date.

Van Eck VIP Trust
August 31, 2012
Page 2 of 2

     Except to the extent amended by this letter agreement, the Agreements shall remain unchanged and in full force and effect, and are hereby ratified, re-executed, and confirmed in all respects. This letter may be signed in counterparts, all of which, taken together, are deemed to be an original. Signatures may be sent via facsimile or e-mail.

     IN WITNESS WHEREOF, the undersigned has caused this letter agreement to be executed as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                           ATTEST:

By: __________________________________     By:__________________________________
Name:                                      Name:
Title:                                     Title:

Consented to, acknowledged and agreed:

VAN ECK VIP TRUST (formerly Van Eck Worldwide Insurance Trust)

By: __________________________________
Name:
Title:

VAN ECK SECURITIES CORPORATION

By: __________________________________
Name:
Title:

VAN ECK ASSOCIATES CORPORATION

By: __________________________________
Name:
Title: